STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Small-Cap Equity V.I.S. Fund

(the “Fund”)

(Class 1: SSSEX)

SUPPLEMENT DATED JULY 15, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED MAY 1, 2022

AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, the Summary Prospectus, Prospectus and SAI are amended as follows:

1)

The section titled “State Street Small-Cap Equity V.I.S. Fund – Investment Adviser and Sub-Advisers” beginning on page 6 of the Summary Prospectus and page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”), and SouthernSun Asset Management, LLC (“SouthernSun”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.

The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Fares Altaher, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Marc Shapiro, Michael Cook, and Phillip Cook. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as a portfolio manager of the Fund since May 2022, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Michael Cook has served as a portfolio manager of the Fund since 2008 while Mr. Phillip Cook has served as a portfolio manager of the Fund since 2021.

Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Investment Solutions Group. She joined the Adviser in 2018.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Investment Solutions Group. He joined the Adviser in 2007.

Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.

Frank Latuda Jr., CFA, is a Director, Chief Investment Officer and portfolio manager at Kennedy. He joined Kennedy in 1997.

McAfee Burke, CFA, is a portfolio manager at Kennedy. He joined Kennedy in 2015.

Marc Shapiro is a Managing Director and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.

Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun. He founded SouthernSun in 1989.

Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.

2)

In the section titled “MANAGEMENT AND ORGANIZATION – Investment Adviser – Investment Sub-Advisers” beginning on page 75 of the Prospectus, the first paragraph is deleted in its entirety and replaced with the following:

Investment Sub-Advisers. SSGA FM has retained sub-advisers to manage the assets of the State Street Small-Cap Equity V.I.S. Fund and State Street Real Estate Securities V.I.S. Fund, subject to oversight by SSGA FM. SSGA FM pays each sub-adviser an investment sub-advisory fee out of the Management Fee that it receives from the respective Fund. The investment sub-advisory fee is paid by SSGA FM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. The current sub-advisers to the State Street Small-Cap Equity V.I.S. Fund are Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”), and SouthernSun Asset Management, LLC (“SouthernSun”). The current sub-adviser to the State Street Real Estate Securities V.I.S. Fund is CenterSquare Investment Management LLC (“CenterSquare”).

3)	The table in the section titled “MANAGEMENT AND ORGANIZATION – Portfolio Management” beginning on page 76 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager(s)	Fund
William Sandow	State Street Premier Growth Equity V.I.S. Fund

Carrie Peluso (SSGA FM),
Shawn McKay (SSGA FM),
Fares Altaher (SSGA FM),
Scott Brayman (Champlain),
Frank Latuda, Jr. (Kennedy),
McAfee Burke (Kennedy),
Marc Shapiro (Palisade),
Michael Cook (SouthernSun), and
Phillip Cook (SouthernSun)	State Street Small-Cap Equity V.I.S. Fund

Michael Feehily, Karl Schneider, and Olga Winner	State Street S&P 500 Index V.I.S. Fund

Michael Solecki, Paul Nestro and Chris Sierakowski	State Street U.S. Equity V.I.S. Fund

Matthew Nest and James Palmieri	State Street Income V.I.S. Fund

Michael Martel and Jeremiah Holly	State Street Total Return V.I.S. Fund

Dean Frankel (CenterSquare) and Eric Rothman (Center Square)	State Street Real Estate Securities V.I.S. Fund

4)	The section titled “MANAGEMENT AND ORGANIZATION – Sub-Advisers” beginning on page 79 of the Prospectus, is deleted in its entirety and replaced with the following:

Sub-Advisers

State Street Small-Cap Equity V.I.S. Fund. The assets of the State Street Small-Cap Equity V.I.S. Fund are allocated to and managed by each of the following sub-advisers: (i) Champlain; (ii) Kennedy; (iii) Palisade and (iv) SouthernSun. SSGA FM is responsible for allocating the State Street Small-Cap Equity V.I.S. Fund’s assets among the sub-advisers (“Allocated Assets”), and for managing the Fund’s cash position. The following sets forth the information for each sub-adviser and the portfolio managers at the sub-advisers primarily responsible for the management of the Allocated Assets:

Champlain Investment Partners, LLC

Champlain is a registered investment adviser that was formed in 2004. Champlain is an independent, employee-owned asset management firm headquartered in Burlington, Vermont offering both domestic and emerging market investment strategies. As of December 31, 2021, Champlain had approximately $22.49 billion in assets under management. Champlain’s Allocated Assets are managed by a team of investment professionals led by Scott Brayman, CFA, who is a co-founder of Champlain.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain and has more than thirty seven years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Kennedy Capital Management, Inc.

Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of December 31, 2021, Kennedy had approximately $4.92 billion in discretionary and non-discretionary assets under management. Kennedy’s Allocated Assets are managed by a team of investment professionals led by Frank Latuda, Jr., CFA, and McAfee Burke, CFA.

Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy as well as a portfolio manager of Kennedy’s Small Cap Value, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

McAfee Burke, CFA, is a portfolio manager for the Small Cap Value and SMID Cap Value separately-managed portfolios and a Research Analyst at Kennedy. As a Research Analyst at Kennedy, Mr. Burke is responsible for selecting and monitoring securities within certain sectors of Kennedy’s universe. He joined Kennedy as a research analyst in 2015. Mr. Burke began his investment career in 2005, and prior to joining Kennedy he worked as a portfolio manager and senior equity analyst for Delaware Investments for 8 years. He earned a B.A. in Economics and Spanish from Bowdoin College.

Palisade Capital Management, L.L.C.

Palisade has a history of managing small-cap equity portfolios and had discretionary authority over various institutional and private accounts with total assets of approximately $5.4 billion as of December 31, 2021. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for SSGA FM. Palisade has managed the State Street Small-Cap Equity V.I.S. Fund since inception.

Palisade’s Allocated Assets are managed by Marc Shapiro and Dennison (“Dan”) Veru, members of Palisade’s Investment Committee. Messrs. Shapiro and Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Shapiro.

Marc Shapiro, Managing Director and Senior Portfolio Manager, joined Palisade in March 2004. Mr. Shapiro serves as the Portfolio Manager of Palisade’s Institutional Small Cap Core Equity and Small-mid (Smid) Cap Core Equity portfolios. Mr. Shapiro became a Senior Portfolio Manager in March 2012, with lead research responsibility for a number of sectors, including Information Technology and Telecom Services. Prior thereto, he served as the strategy’s Associate Portfolio Manager and as a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio since October 2006. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison (“Dan”) Veru, Co-Chairman and Chief Investment Officer, joined Palisade in March 2000. Since joining Palisade, Mr. Veru has been a member of Palisade’s Investment Committee and became a partner of Palisade in July 2004. He was named Co-Chairman in 2018. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James Financial. Prior to Awad, Mr. Veru worked with the Palisade team from 1985 through 1992. Mr. Veru graduated from Franklin & Marshall College. Mr. Veru has been a guest on CNBC, Fox Business, and Bloomberg television.

SouthernSun Asset Management, LLC

SouthernSun, established in 1989, is a registered investment adviser. SouthernSun is a research-driven investment management firm implementing long-only U.S. Small Cap and SMID Cap equity strategies for institutions and individuals. SouthernSun is absolute return oriented, investing with a value approach and long-term perspective through disciplined, bottom-up, fundamental analysis and on-site research (e.g., management interviews, facility visits, inquiries with customers and suppliers). As of December 31, 2021, SouthernSun’s estimated assets under management were approximately $1 billion. SouthernSun’s Allocated Assets are managed by a team of investment professionals led by Michael Cook and Phillip Cook.

Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun responsible for portfolio management activities for the firm and has more than 30 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988 and was an account executive at Merrill Lynch from 1985 to 1986.

Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He is responsible for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. He also provides input on portfolio management and construction. Prior to joining SouthernSun in 2006, Mr. Cook served as Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs.

State Street Real Estate Securities V.I.S. Fund

CenterSquare Investment Management LLC

CenterSquare is a registered investment adviser that was formed in 2017 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. On January 5, 2018, CenterSquare acquired the assets of CenterSquare Investment Management, Inc. (“CenterSquare Inc.”), the sub-adviser to the State Street Real Estate Securities V.I.S. Fund since April 1, 2006. As of December 31, 2021, CenterSquare’s assets under management totaled approximately $15.5 billion in listed real estate, private real estate debt, and private equity real estate. CenterSquare managed accounts invested in publicly-traded real estate securities with assets in the aggregate totaling approximately $12.7 billion.

The State Street Real Estate Securities V.I.S. Fund is co-managed by Dean Frankel, CFA, and Eric Rothman, CFA.

Dean Frankel is Managing Director and Head of Real Estate Securities at CenterSquare Investment Management. He is responsible for management of the firm’s proprietary research process. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the real estate securities portfolios. Prior to joining CenterSquare in 1997, Mr. Frankel ran a retail distribution business. Mr. Frankel received a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business. Mr. Frankel joined CenterSquare through its acquisition of CenterSquare Inc. in January 2018.

Eric Rothman is a Portfolio Manager for CenterSquare Investment Management’s real estate securities group. He joined the firm in 2006, and is responsible for market research, sector allocations, research, and financial modeling across the U.S. real estate securities universe. He has over 20 years of REIT and real estate investment experience. Prior to joining CenterSquare, he spent more than six years as a sell-side REIT analyst at Wachovia Securities and three years as an analyst at AEW Capital Management, LP. Mr. Rothman graduated cum laude from Boston University with a B.A. in Economics, International Relations and French. Mr. Rothman joined CenterSquare through its acquisition of CenterSquare Inc. in January 2018.

5)	The section titled “INVESTMENT ADVISORY AND OTHER SERVICES – Sub-Advisers – Small-Cap Equity Fund” beginning on page 47 of the SAI, is deleted in its entirety and replaced with the following:

Small-Cap Equity Fund

SSGA FM has engaged the following investment sub-advisers to each manage a portion of the Small-Cap Equity Fund (“Allocated Assets”): Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”), and SouthernSun Asset Management, LLC (“SouthernSun”), (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). Prior to July 1, 2021, GlobeFlex Capital, L.P. served as a sub-adviser to the Small-Cap Equity Fund and prior to July 15, 2022, Riverbridge Partners, LLC (“Riverbridge”) served as a sub-adviser to the Small-Cap Equity Fund. For the fiscal years ended December 31, 2021, 2020 and 2019, the aggregate sub-advisory fees paid to the foregoing sub-advisers was $232,562, $177,664 and $202,272, with respect to the Small-Cap Equity Fund for each respective period.

Champlain, having its principal office located at 180 Battery Street, Burlington, Vermont 05401, provides a continuous investment program with respect to Champlain’s Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM (“Allocated Assets”). Champlain is registered as an investment adviser under the Advisers Act, and was formed in 2004. Champlain offers both domestic and emerging market investment strategies. SSGA FM pays sub-advisory fees to Champlain out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable to Champlain’s Allocated Assets. The sub-advisory fees are accrued daily and paid no later than the ninetieth day following the end of each calendar quarter. As of December 31, 2021, Champlain had approximately $22.49 billion in assets under management. Champlain has served as one of the sub-advisers to the Small-Cap Equity Fund since October 1, 2008.

Kennedy, having its principal office located at 10829 Olive Boulevard, St. Louis, Missouri 63141, provides a continuous investment program with respect to Kennedy’s Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Kennedy is registered as an investment adviser under the Advisers Act, and was formed and founded in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals. Kennedy specializes in the small and mid-cap asset classes. SSGA FM pays sub-advisory fees to Kennedy out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable to Kennedy’s Allocated Assets. The sub-advisory fees are accrued daily and paid no later than the ninetieth business day following the end of each calendar quarter. As of December 31, 2021, Kennedy had approximately $4.92 billion both in discretionary and non-discretionary assets under management. Kennedy has served as one of the sub-advisers to the Small-Cap Equity Fund since September 10, 2010.

Palisade, having its principal office located at One Bridge Plaza, Suite 1095, Fort Lee, New Jersey 07024, provides a continuous investment program with respect to Palisade’s Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Palisade is registered as an investment adviser under the Advisers Act, and was formed in 1995. Palisade offers a variety of equity and convertible securities strategies. SSGA FM pays sub-advisory fees to Palisade out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable to Palisade’s Allocated Assets. The sub-advisory fees are accrued daily and paid no later than the twentieth day following the end of each calendar month. As of December 31, 2021, Palisade had approximately $5.4 billion of assets under management. Prior to October 1, 2008, Palisade had served as the sole sub-adviser to the Small-Cap Equity Fund since the Fund’s inception in April of 2000.

SouthernSun, having its principal office located at 240 Madison Avenue, Suite 800, Memphis, Tennessee 38103, provides a continuous investment program with respect to SouthernSun’s Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. SouthernSun is registered as an investment adviser under the Advisers Act, and was formed in 1989. SSGA FM pays sub-advisory fees to SouthernSun out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable to SouthernSun’s Allocated Assets. The sub-advisory fees are accrued daily and paid no later than the thirtieth day following the end of each calendar quarter. SouthernSun is a research-driven investment management firm implementing long-only U.S. Small Cap and SMID Cap equity strategies for institutions and individuals. SouthernSun is absolute return oriented, investing with a value approach and long-term perspective through disciplined, bottom-up, fundamental analysis and on-site research (e.g., management interviews, facility visits, inquiries with customers and suppliers. As of December 31, 2021, SouthernSun’s estimated assets under management were approximately $1 billion. SouthernSun has served as one of the sub-advisers to the Small-Cap Equity Fund since October 1, 2008. Between March 31, 2014 and August 12, 2020, Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company (NYSE: AMG), indirectly held a majority equity interest in SouthernSun and SouthernSun’s principals held the remaining equity interests in the firm. As of August 13, 2020, SouthernSun acquired AMG’s ownership interest in SouthernSun. SouthernSun is now wholly-owned by its employees, either directly or indirectly.

Sub-Advisory Agreements

At a shareholder meeting held on August 6, 2008, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between GEAM (the Fund’s then investment adviser) and each of Champlain and SouthernSun, and an amended and restated sub-advisory agreement with Palisade, each of which became effective on October 1, 2008. At a special meeting held on July 30, 2010, the Board approved a new sub-advisory agreement between GEAM and SouthernSun and at a regular meeting held on September 10, 2010, the Board approved a new sub-advisory agreement between GEAM and Kennedy. At a regular meeting held on March 6, 2014, the Board approved a new sub-advisory agreement between GEAM and SouthernSun. At a shareholder meeting held on June 22, 2016, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between SSGA FM and each of Champlain, Kennedy, Palisade and SouthernSun, each of which became effective on July 1, 2016. At a meeting held on August 7, 2020, the Board approved a new sub-advisory agreement between SSGA FM and SouthernSun. As described above, SSGA FM has received an exemptive order from the SEC to operate under a manager of managers structure that permits SSGA FM, with the approval of the Board, to appoint and replace unaffiliated sub-advisers, enter into sub-advisory agreements with unaffiliated sub-advisers, and materially amend and terminate sub-advisory agreements with unaffiliated sub-advisers on behalf of the Funds without shareholder approval.

Each respective sub-advisory agreement with each of Champlain, Kennedy, Palisade and SouthernSun is not assignable and may be terminated without penalty by either the sub-adviser or SSGA FM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the sub-adviser. Each sub-advisory agreement provides that respective sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the sub-advisory agreement are not impaired thereby. Each sub-advisory agreement also provides that a sub-adviser shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective sub-advisory agreement.

6)

The table which lists the number and types of accounts managed by the portfolio managers of the Fund and assets under management in those accounts in the section “PORTFOLIO MANAGERS” beginning on page 51 of the SAI, is deleted in its entirety and replaced with the following:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
Paul Nestro	7	$12.22	13	$3.80	11		$5.34		$21.36
William Sandow	7	$12.22	13	$3.80	11		$5.34		$21.36
Chris Sierakowski	7	$12.22	13	$3.80	11		$5.34		$21.36
Michael Solecki	7	$12.22	13	$3.80	11		$5.34		$21.36
Shawn McKay(1)	31	$17.71	158	$195.65	191	(3)	$83.39	(3)	$296.75
Carrie Peluso(1)	31	$17.71	158	$195.65	191	(3)	$83.39	(3)	$296.75
Fares Altaher†	30	$19.36	155	$195.09	188	††	$85.40	††	$299.85
Jeremiah Holly(2)	30	$19.36	155	$195.09	188	(3)	$85.40	(3)	$299.85
Michael Martel(2)	30	$19.36	155	$195.09	188	(3)	$85.40	(3)	$299.85
Michael Feehily	132	$987.94	377	$826.74	521		$515.27		$2,329.95
Karl Schneider	132	$987.94	377	$826.74	521		$515.27		$2,329.95
Olga Winner	132	$987.94	377	$826.74	521		$515.27		$2,329.95
Matthew Nest	7	$3.97	1	$2.07	43	(4)	$22.65	(4)	$28.69
James Palmieri	7	$3.97	1	$2.07	43	(4)	$22.65	(4)	$28.69
Marc Shapiro	1	$0.41	2	$0.01	1,515		$2.66		$3.08
Dennison Veru	1	$0.41	0	$0	145		$0.21		$0.62
Scott Brayman	7	$15.57	4	$1.43	105	(5)	$5.38	(5)	$22.38
Frank Latuda, Jr.	2	$0.25	0	$0	53		$1.20		$1.45
McAfee Burke	2	$0.25	0	$0	22		$0.88		$1.13
Michael Cook	3	$0.62	2	$0.03	80		$0.36		$1.01
Phillip Cook	3	$0.62	2	$0.03	80		$0.36		$1.01
Dean Frankel	4	$1.16	5	$0.62	44	(6)	$6.32	(6)	$8.10
Eric Rothman	4	$1.91	5	$0.13	4		$0.01		$2.05

(1)	The noted portfolio manager of the Small-Cap Equity Fund is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.
(2)	The noted portfolio manager of the Total Return Fund is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.
(3)	Includes 4 accounts (totaling $237.40 million in assets under management) with performance-based fees.
(4)	Includes 3 accounts (totaling $2.66 billion in assets under management) with performance-based fees.
(5)	Includes 15 accounts (totaling $991.55 million in assets under management) with performance-based fees.
(6)	Includes 5 accounts (totaling $893 million in assets under management) with performance-based fees.
†

Information for Mr. Altaher is provided as of March 31, 2022. Mr. Altaher is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.

††	Includes 4 accounts (totaling $241.24 million in assets under management) with performance-based fees.

7)

In the section titled “PORTFOLIO MANAGERS – Portfolio Managers – Potential Conflicts of Interest” beginning on page 53 of the SAI, the disclosure in paragraphs 36 through 51 is deleted in its entirety.

8)

In the section titled “PORTFOLIO MANAGERS – Portfolio Managers – Compensation – Assistant Portfolio Manager Compensation” beginning on page 60 of the SAI, the disclosure in paragraph 19 is deleted in its entirety.

9)	Appendix C is hereby revised as follows:

Pages C-112 through C-115 are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP3071522